EXHIBIT 10.07


                           COMMON SECURITY CERTIFICATE



         THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION.

         EXCEPT AS SET FORTH IN SECTION 8.1 (b) OF THE  DECLARATION  (AS DEFINED
BELOW),   THIS  SECURITY  MAY  NOT  BE  OFFERED,   SOLD,  PLEDGED  OR  OTHERWISE
TRANSFERRED.

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Certificate Number  [C-001]                     Number of Common Securities: 619

                    Certificate Evidencing Common Securities
                                       of
                          Tower Group Statutory Trust V

         Tower Group Statutory Trust V, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Tower Group, Inc. (the "Holder") is the registered owner of 619 common securities of the Trust representing undivided beneficial interests in the assets of the Trust (liquidation amount $1,000 per Common Security) (the "Common Securities"). The Common Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of March 31, 2006, among Francis M. Colalucci and Steven G. Fauth, as Administrators, Wells Fargo Delaware Trust Company, as Delaware Trustee, Wells Fargo Bank, National Association, as Institutional Trustee, the Holder, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

         As set forth in the Declaration, when an Event of Default has occurred and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights of payment of Holders of the Capital Securities.

         By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

         This Common Security is governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

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



         IN WITNESS WHEREOF, the Trust has executed this certificate as of this _____ day of _____________, 20___.

                                           Tower Group Statutory Trust V

                                           By:__________________________________
                                              Name:_____________________________
                                              Title:  Administrator

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                              [REVERSE OF SECURITY]

         Distributions payable on each Common Security will be payable at a fixed rate of 8.5625% (the "Fixed Rate") per annum from March 31, 2006 until April 7, 2011 (the "Fixed Rate Period") and thereafter at a variable per annum rate of interest, reset quarterly, equal to LIBOR (as defined in the Declaration) plus 3.30% (the "Variable Rate") ("Coupon Rate" is defined to include the Fixed Rate and Variable Rate, as applicable) of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the applicable Coupon Rate for each such quarterly period (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions, any such compounded distributions and any Additional Interest payable on the Debentures unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds legally available in the Property Account therefor. During the Fixed Rate Period, the amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. Upon expiration of the Fixed Rate Period, distribution will be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant Distribution period.

         Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on January 7, April 7, July 7 and October 7 of each year, commencing on July 7, 2006 (each, a "Distribution Payment Date"). Upon submission of Notice, the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period for up to 20 consecutive quarterly periods (each, an "Extension Period") at any time and from time to time on the Debentures, subject to the conditions described below, during which Extension Period no interest shall be due and payable (except any Additional Interest that may be due and payable). During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Coupon Rate in effect for each such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by law. No Extension Period may end on a date other than a Distribution Payment Date. At the end of any such Extension Period, the Debenture Issuer shall pay all Deferred Interest then accrued and unpaid on the Debentures; provided, however, that no Extension Period may extend beyond the Maturity Date. Prior to the termination of any Extension Period, the Debenture Issuer may further extend such period, provided, that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debenture

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Issuer  may  commence  a  new  Extension   Period,   subject  to  the  foregoing
requirements. No interest or Deferred Interest shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Securities as they appear on the books and records of the Trust on the record date immediately preceding such Distribution Payment Date.

         Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds legally available for the payment of such distributions in the Property
Account of the Trust. The Trust's funds legally available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Guarantee.

The Common Securities shall be redeemable as provided in the Declaration.

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                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

_________________________

_________________________

_________________________

(Insert assignee's social security or tax identification number)

_________________________

_________________________

_________________________

(Insert address and zip code of assignee),

and irrevocably appoints ________ as agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

                  Date:________________________________

                  Signature:___________________________

         (Sign exactly as your name appears on the other side of this Common Security Certificate)

                  Signature Guarantee:(1) _________________


________________________________
         (1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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